ACQUISITION AGREEMENT

          ACQUISITION AGREEMENT dated July 23, 2004 between Valcor Resources, Inc., a Delaware corporation ("Acquiror"), and Valcor S.A. Nicaragua, a corporation organized and existing under the laws of the Republic of Nicaragua (the "Company").

          This Agreement sets forth the terms and conditions upon which Valcor S.A. Nicaragua will sell and convey to Valcor Resources, Inc., and Valcor Resources, Inc. will purchase from Valcor S.A. Nicaragua, the certain property and assets of Valcor S.A. Nicaragua described on Schedule A hereto as hereinafter set forth. As used in this Agreement, capitalized terms have the meanings ascribed to them in Article II.

          In consideration of the mutual agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                 SALE OF ASSETS
                                ----------------

          1.01. Assets To Be Sold. Subject to the terms and conditions of this
                -----------------
Agreement, at the Closing, the Company, by Bill of Sale and Assignment in the form of Exhibit A hereto sells,,assigns and conveys all of it's rights including the timber , hydro-carbon and mineral rights described in Exhibit B hereto and other instruments of conveyance and transfer conveying the other property described in Exhibit C hereto, will sell to Acquiror and assign, transfer and deliver to Acquiror or other entities designated by Acquiror, the properties, assets, goodwill and business as a going concern described in such exhibits (the "Assets").

          1.02. Consideration. Subject to the terms and conditions of this
                -------------
Agreement, in reliance on the representations, warranties and agreements of the Company contained herein, and in consideration of the sale, assignment, transfer and delivery of Assets, Acquiror shall deliver to the Company: twelve million shares of it's $0.001Common Stock

          1.03. Closing. The Closing of the transactions contemplated by this
                -------
Agreement will take place at the offices of Ruffa & Ruffa, P.C. on July 23 , 2004 at 9;00A.M., except that any party hereto may, by giving two days' written notice to all other parties hereto, defer the


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Closing to a date not later than July 31,2004, in order that such party may satisfy any of the conditions required to be satisfied at or prior to the Closing.

               (a) At the Closing, the Company will deliver to Acquiror (i) a duly executed Bill of Sale and Assignment in the form annexed hereto as Exhibit A; (ii) all documents of title necessary to transfer ownership to Acquiror of the Assets; (iii) assignments of all trademarks, trade names and assumed names and all applications therefor which are included in Section 3.14 of the Disclosure Schedule; (iv) executed copies of the consents referred to in Section
8.11 hereof; (v) the opinion of counsel referred to in Section 8.09 hereof; (vi) all such other deeds, endorsements, assignments and other instruments as, in the opinion of Acquiror's counsel, are necessary to vest in Acquiror good and marketable title to the Assets; and (vii) all other previously undelivered documents required to be delivered by the Company to Acquiror at or prior to the Closing in connection with the transactions contemplated by this Agreement.

               (b) At the Closing, there will be delivered to the Company by Acquiror (i) the consideration referred to in Section 1.02 hereof, and (ii) all previously undelivered documents required to be delivered by Acquiror to the Company at or prior to the Closing.

          1.04. Further Assurances. After the Closing, the Company shall from
                ------------------
time to time, at the request of Acquiror and without further cost or expense to Acquiror, execute and deliver such other instruments of conveyance and transfer and take such other actions as Acquiror may reasonably request, in order to more effectively consummate the transactions contemplated hereby and to vest in Acquiror good and marketable title to the assets being transferred hereunder (including, without limitation, assistance in the collection or reduction to possession of any of such assets).



                                   ARTICLE II
                                RELATED MATTERS
                                ---------------

          2.01. Change of Name. In connection with enabling Acquiror, at or
                --------------
as soon as practicable after the Closing, to be named "Valcor Resources, Inc.," the Company will at Acquiror's expense, at or prior to the Closing, execute and deliver to Acquiror all consents


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
related to such change of name as may be reasonably requested by Acquiror, and will otherwise reasonably cooperate with Acquiror.

          2.02. Confidentiality. Each party hereto will hold and will cause
                ---------------
its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all documents and information concerning the other party furnished it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) previously known by the party to which it was furnished, (ii) in the public domain through no fault of such party, or (iii) later lawfully acquired from other sources by the party to which it was furnished), and each party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no fault of the party required to hold it in confidence, and such information shall not be used to the detriment of, or in relation to any investment in, the other party and all such documents (including copies thereof) shall be returned to the other party immediately upon the written request of such other party. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

          2.03. Mail Received After Closing. Following the Closing, the Company
                ---------------------------
promptly shall forward to Acquiror all mail addressed to the Company or any Company Subsidiary relating to the Assets in any way.

          2.04. Definitions. For all purposes of this Agreement, except as
                -----------
otherwise expressly provided or unless the context otherwise requires:

          "Acquiror" means Valcor Resources, Inc, a corporation formed under the laws of the State of Delaware.

          The terms "Affiliate" and "Associate" have the meanings prescribed by Rule 12b-2 of the regulations promulgated pursuant to the Securities Exchange Act.


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
          "Balance Sheet" means the unaudited consolidated balance sheet of the Company referred to in Section 3.07(ii) of this Agreement.

          "Bill of Sale" means the bill of sale delivered by the Company pursuant to Section 1.03(a)(i).

          "Closing" means the closing referred to in Section 1.03 of this Agreement.

          "Closing Date" means the date on which the Closing occurs.

          "Code" means the Internal Revenue Code of 1954, as amended.

          "Company" means Valcor S.A. Nicaragua, a corporation formed under the laws of the Republic of Nicaragua.

          "Company Affiliate" means each Affiliate of the Company.

          "Company Subsidiary" means any corporation of which the Company (a) directly or indirectly owns or controls at the time outstanding shares of stock which have in ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of the board of directors of said corporation, or (b) of which shares of stock of the character described in the foregoing clause (a) shall at the time be owned or controlled directly or indirectly by the Company and one or more Company Subsidiaries as defined in the foregoing clause (a) or by one or more such Company Subsidiaries.

          "Disclosure Schedule" means the document delivered by the Company to the Acquiror simultaneously with the execution hereof containing the information required to be included therein pursuant to this Agreement.

          "Exchange Act" means Securities Exchange Act of 1934, as amended.


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
          "Financing" means the financing described in Exhibit E hereto to be obtained by Acquiror in connection with the consummation of the transactions contemplated by this Agreement.

          "Organizational Documents" means the Articles of Incorporation and By-Laws of the Company and such other documents filed with any national or local governing body of Nicaragua evidencing the incorporation and good standing of the Company.

          "Prospectus" means the prospectus included in the Registration Statement.

          "Registration Schedule" means a list setting forth the name of each Company Affiliate and the amount of company stock owned by each Company Affiliate.

          "Registration Statement" means the registration statement referred to in Section 6.03 of this Agreement.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          Certain terms used principally in Section 3.31 of this Agreement are defined in that section. The plural of any defined term shall have a meaning correlative to such defined term.

          2.05 Access to Books and Records.
               ---------------------------

               (a). The Company agrees that on and after the Closing, during normal business hours, it will permit Acquiror and their auditors, through their authorized representatives, to have access to and examine and take copies of all books and records of the Company relating to the Assets which are not delivered to Acquiror pursuant hereto (including but not limited to correspondence, memoranda, books of account and the like) and relating to events occurring prior to the date hereof and to transactions or events occurring subsequent to the date hereof which are related to or arise out of transactions or events occurring prior to the date hereof.


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
               (b). Acquiror agrees to cooperate with the Company, at the Company's expense, and to make available to the Company such documents, books, records or information relating to the Assets or to the Company prior to the Closing as the Company may reasonably require after the Closing in connection with any tax determination or contractual obligations to third parties or to defend or prepare for the defense of any claim against the Company or to prosecute or prepare for the prosecution of claims against third parties by the Company [relating to the conduct by the Company of the business which the Assets comprise] or in connection with any governmental investigation of the Company or any of its affiliates.

               (c). Each party will direct its employees to render any assistance which the other party may reasonably request in examining or utilizing records referred to in this Section 2.05, provided that each party shall be reimbursed by the other for any out-of-pocket expenses which it may incur in rendering the services provided for in this Section 2.05. Each party agrees not to destroy any files or records which are subject to this Section
2.05 without giving reasonable notice to the other, and within 15 days of receipt of such notice, such other party may cause to be delivered to it the records intended to be destroyed, at such other party's expense.




                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

          The Company and each of ValdemiroPacheco, Ken Bosada and Carlos Cordeiro hereby, jointly and severally, represent, covenant and warrant to Acquiror as follows:

          3.01. Corporate Organization; Etc. The Company is a corporation duly
                ---------------------------
organized, validly existing and in good standing under the laws of the Republic of Nicaragua and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; is duly qualified or licensed to do business as a


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
foreign corporation in good standing in the jurisdictions listed in Section 3.01 of the Disclosure Schedule, which are all the jurisdictions in which such qualification is required. The copies of the Organizational Documents heretofore delivered to Acquiror are complete and correct copies of such instruments as presently in effect.

          3.02. Subsidiaries and Affiliates. Section 3.02(a) of the Disclosure
                ---------------------------
Schedule sets forth the name, jurisdiction of incorporation and capitalization of each Company Subsidiary and the jurisdictions in which each Company Subsidiary is qualified to do business. Except as disclosed in Section 3.02(b) of the Disclosure Schedule, the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any business not listed in
Section 3.02(a) of the Disclosure Schedule. Except as and to the extent set forth in Section 3.02(a) of the Disclosure Schedule, all the outstanding capital stock of each Company Subsidiary is owned directly or indirectly by the Company free and clear of all liens, options or encumbrances of any kind and all material claims or charges of any kind, and is validly issued, fully paid and nonassessable, and there are no outstanding options, rights or agreements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of any such Company Subsidiary to any person except the Company. Each Company Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (iii) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which such qualification is required. The Company has heretofore delivered to Acquiror complete and correct copies of the certificate of incorporation and by-laws of each Company Subsidiary, as presently in effect.

          3.03. Authorization, Etc. The Company has full corporate power and
                ------------------
authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of the Company has taken all action required by law, the Company's Organizational Documents or otherwise to be taken by them to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and, subject to obtaining the necessary approval of stockholders of the Company, this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific


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
performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

          3.04. No Violation. Neither the execution and delivery of this
                ------------
Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Organizational Documents of the Company or any Company Subsidiary, or, except as specified in Section 3.04 of the Disclosure Schedule, violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Company or any Company Subsidiary under, any agreement or commitment to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound, or to which the property of the Company or any Company Subsidiary is subject, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

          3.05. Financial Statements. The Company has heretofore delivered to
                --------------------
Acquiror: (i) a consolidated balance sheet of the Company and the Company Subsidiaries as at [ ] in each of the years [ ] through [ ]; and consolidated statements of income, changes in stockholders' equity and changes in financial position for each of the years then ended, all certified by [ ], independent certified public accountants, whose reports thereon are included therein; and
(ii) an unaudited consolidated balance sheet of the Company and the Company Subsidiaries as at [ ], and unaudited consolidated statements of income, changes in stockholders' equity and changes in financial position for the [ ] month period then ended. Such consolidated balance sheets and the notes thereto are true, complete and accurate and fairly present the consolidated assets, liabilities and financial condition of the Company and the Company Subsidiaries as at the respective dates thereof, and such consolidated statements of income, changes in stockholders' equity and changes in financial position and the notes thereto are true, complete and accurate and fairly present the results of operations for the periods therein referred to; all in accordance with generally accepted accounting principles consistently applied throughout the periods involved [except, in the case of unaudited statements, for normally recurring year-end adjustments, which adjustments will not be material either individually or in the aggregate].


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
          3.06. No Undisclosed Liabilities; Etc. Neither the Company nor any
                -------------------------------
Company Subsidiary has any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which were not fully reflected or reserved against in the Balance Sheet, except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the date thereof; and the reserves reflected in the Balance Sheet are adequate, appropriate and reasonable.

          3.07. Accounts Receivable. All accounts receivable of the Company and
                -------------------
each Company Subsidiary, whether reflected in the Balance Sheet or otherwise, represent sales actually made in the ordinary course of business, and are current and collectible net of any reserves shown on the Balance Sheet (which reserves are adequate and were calculated consistent with past practice). [Subject to such reserve, each of the accounts receivable either has been collected in full or will be collected in full, without any set-off, within 120 days after the day on which it became due and payable.]

          3.08. Inventory. All inventory of the Company and each Company
                ---------
Subsidiary, whether reflected in the Balance Sheet or otherwise, consists of a quality and quantity usable and salable in the ordinary course of business, except for items of obsolete materials and materials of below-standard quality, all of which have been written down in the Balance Sheet to realizable market value or for which adequate reserves have been provided therein. The quantities of all inventory of the Company and each Company Subsidiary are reasonable and warranted in the present circumstances of their respective businesses.

          3.09. Interim Operations. Since the date of the Balance Sheet, the
                ------------------
business of the Company and each Company Subsidiary has been conducted only in the ordinary and usual course consistent with past practice. Since the date of the Balance Sheet, there have not been any material adverse changes in the financial condition, assets or results of operations of the Company or any Company Subsidiary. Since such date such assets have not been affected in any way as a result of flood, fire, explosion or other casualty (whether or not covered by insurance). The Company is not aware of any circumstances which may cause it to suffer any material adverse change in its business, operations or prospects.


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
          3.10. Title to Properties; Encumbrances. Each of the Company and the
                ---------------------------------
Company Subsidiaries has good, valid and marketable title to all the properties and assets which it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Balance Sheet (except for personal property having an aggregate book value not in excess of $ 1,000 sold since the date of the Balance Sheet in the ordinary course of business and consistent with past practice), and all the properties and assets purchased by the Company and Company Subsidiaries since the date of the Balance Sheet, which subsequently acquired properties and assets (other than inventory [and short term investments]) are listed in Section 3.10 of the Disclosure Schedule. All properties and assets reflected in the Balance Sheet have a fair market or realizable value at least equal to the value thereof as reflected therein, and all such properties and assets are free and clear of all title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever including, without limitation leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements, and are not, in the case of real property, subject to any rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (a) liens shown on the Balance Sheet as securing specified liabilities or obligations [and liens incurred in connection with the purchase of property and/or assets, if such purchase was effected after the date of the Balance Sheet,] with respect to which no default exists; (b) minor imperfections of title, if any, none of which are substantial in amount, materially detract from the value or impair the use of the property subject thereto, or impair the operations of the Company or any Company Subsidiary and which have arisen only in the ordinary course of business and consistent with past practice [since the date of the Balance Sheet]; and (c) liens for current taxes not yet due. The rights, properties and other assets presently owned, leased or licensed by the Company and the Company Subsidiaries and described elsewhere in this Agreement include all rights, properties and other assets necessary to permit the Company and the Company Subsidiaries to conduct their businesses in all material respects in the same manner as their businesses have been conducted prior to the date hereof.

          3.11. Plant and Equipment. The plants, structures and equipment of
                ------------------
the Company and each Company Subsidiary are structurally sound with no defects and are in good operating condition and repair and are adequate for the uses to which they are being put; and none of such plants, structures or equipment are in need of maintenance or repairs except for ordinary, routine maintenance and repairs which are not material in nature or cost. Except as set forth in Section


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
3.11 of the Disclosure Schedule, neither the Company nor any Company Subsidiary has received notification that it is in violation of any applicable building, zoning, anti-pollution, health or other law, ordinance or regulation in respect of its plants or structures or their operations and no such violation exists.

          3.12. Patents, Trademarks, Trade Names, Etc. The Company and each
                -------------------------------------
Company Subsidiary owns, or is licensed or otherwise has the full and exclusive right to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of the business as heretofore conducted. Section 3.12 of the Disclosure Schedule contains an accurate and complete description of (a) all patents, trademarks, trade names and copyrights used or proposed to be used by the Company or any Company Subsidiary, all applications therefor, and a summary of the terms of all licenses and other agreements relating thereto and (b) a summary of the terms of all agreements relating to technology, know-how or processes which the Company or any Company Subsidiary is licensed or authorized to use by others. Except as set forth in Section 3.12 of the Disclosure Schedule, the Company and each Company Subsidiary has the sole and exclusive right to use the patents, trademarks, trade names, copyrights, technology, know-how and processes referred to in the Disclosure Schedule, and the consummation of the transactions contemplated hereby will not alter or impair any such rights; no claims have been asserted by any person to the use of any such patents, trademarks, trade names, copyrights, technology, know-how or processes or challenging or questioning the validity or effectiveness of any such license or agreement, and the Company does not know of any valid basis for any such claim; and the use of such patents, trademarks, trade names, copyrights, technology, know-how or processes by the Company or any Company Subsidiary does not infringe on the rights of any person.

          3.13. Leases. Section 3.13 of the Disclosure Schedule contains an
                ------
accurate and complete description of the terms of all leases pursuant to which the Company or any Company Subsidiary leases real or personal property. Except as set forth in Section 3.13 of the Disclosure Schedule, all such leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect; there are no existing defaults by the Company or any Company Subsidiary thereunder; no event of default has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder; and all lessors under such leases have consented (where such consent is necessary) to the consummation of the transactions contemplated by this Agreement without requiring


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
modification in the rights or obligations of the lessee under such leases. Executed counterpart copies of all consents referred to in the preceding sentence will be delivered to Acquiror at the Closing.

          3.14. Taxes. Each of the Company and the Company Subsidiaries has
                -----
duly filed all tax reports and returns required to be filed by it and have duly paid all taxes and other charges due or claimed to be due from it by national, local or foreign taxing authorities (including, without limitation, those due in respect of the properties, income, franchises, licenses, sales or payrolls of any of them); the reserves for taxes reflected in the Balance Sheet are adequate; and there are no tax liens upon any property or assets of the Company or any Company Subsidiary except liens for current taxes not yet due.

          3.15. Contracts and Commitments. Except as set forth in Section 3.15
                -------------------------
of the Disclosure Schedule:

               (a) Neither the Company nor any Company Subsidiary has any agreements, contracts, commitments or restrictions which are material to its business, operations or prospects or which require the making of any charitable contribution;

               (b) No purchase contracts or commitments of the Company or any Company Subsidiary continue for a period of more than six months or are in excess of the normal, ordinary and usual requirements of business or at any excessive price;

               (c) There are no outstanding sales contracts, commitments or proposals of the Company or any Company Subsidiary which continue for a period of more than six months or will result in any loss to the Company or any Company Subsidiary upon completion or performance thereof, after allowance for direct distribution expenses nor are there any outstanding contracts, bids or sales or service proposals quoting prices which will not result in a normal profit;

               (d) Neither the Company nor any Company Subsidiary has any outstanding contracts with officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors or dealers that are not cancellable by it on notice of not longer than 30 days and without liability, penalty or premium;


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
               (e) Neither the Company nor any Company Subsidiary has any employment agreement, or any other agreement that contains any severance or any severance or termination pay liabilities or obligations;

               (f) Neither the Company nor any Company Subsidiary has any collective bargaining or union contracts or agreements;

               (g) Neither the Company nor any Company Subsidiary is in default, nor is there any basis for any valid claim of default, under any contract made or obligation owed by it;

               (h) Neither the Company nor any Company Subsidiary has any power of attorney outstanding or any obligations or liabilities (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any person, corporation, partnership, joint venture, association, organization or other entity.

          3.16. Orders, Commitments and Returns. As of the date of this
                -------------------------------
Agreement, the aggregate of all accepted and unfulfilled orders for the sale of merchandise entered into by the Company and the Company Subsidiaries is $1,000, and the aggregate of all contracts or commitments for the purchase of supplies by them is $1,000 all of which orders, contracts and commitments were made in the ordinary course of business. As of the date of this Agreement, there are no claims against the Company or any Company Subsidiary to return in excess of an aggregate of $1,000 of merchandise by reason of alleged overshipments, defective merchandise or otherwise, or of merchandise in the hands of customers under an understanding that such merchandise would be returnable.

          3.17. Agreements in Full Force and Effect. All contracts, agreements,
                -----------------------------------
plans, leases, policies and licenses referred to in the Disclosure Schedule are valid and in full force and effect, and true copies thereof have been heretofore made available to Acquiror.

          3.18. Labor Difficulties. Except to the extent set forth in Section
                ------------------
3.18 of the Disclosure Schedule, (a) the Company and all Company Subsidiaries are in compliance with all applicable laws respecting employment and employment practices, terms and conditions of


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
employment and wages and hours, and are not engaged in any unfair labor practice; (b) there is no unfair labor practice complaint against the Company or any Company Subsidiary pending before any agency relating to or governing the rights of workers or their relationship with employers; (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or affecting the Company or any Company Subsidiary; (d) no representation question exists respecting the employees of the Company or any Company Subsidiary; (e) no grievance which might have a material adverse effect on the Company or any Company Subsidiary or the conduct of its business nor any arbitration proceeding arising out of or under collective bargaining agreements is pending and no claim therefor exists; (f) no collective bargaining agreement which is binding on the Company or any Company Subsidiary restricts any of them from relocating or closing any of their operations; and (g) neither the Company nor any Company Subsidiary has experienced any work stoppage or other labor difficulty since
[   ].

          3.19. Litigation. Except as set forth in Section 3.19 of the
                ----------
Disclosure Schedule, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or threatened against or involving the Company or any Company Subsidiary, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Company or any Company Subsidiary pursuant to this Agreement or in connection with the transactions contemplated hereby; nor is there any valid basis for any such action, proceeding or investigation. Except as set forth in Section 3.19 of the Disclosure Schedule, neither the Company nor any Company Subsidiary is in default under or in violation of, nor is there any valid basis for any claim of default under or violation of, any contract, commitment or restriction to which it is a party or by which it is bound. Neither Company nor any Company Subsidiary is subject to any judgment, order or decree entered in any lawsuit or proceeding which may have an adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.

          3.20. No Condemnation or Expropriation. Neither the whole nor any
                --------------------------------
portion of the leaseholds or any other assets of the Company or any Company Subsidiary is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor has any such condemnation, expropriation or taking been proposed.


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
          3.21. Consents and Approvals of Governmental Authorities. Except as
                --------------------------------------------------
described in Section 3.21 of the Disclosure Schedule, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. As to any consent, approval or authorization required in connection with the transactions contemplated by this Agreement, the Company has received all such consents, approvals or authorizations, copies of which are being delivered herewith.

          3.22. Consents. Except as set forth in Sections 3.03, 3.21, and 3.22
                --------
of the Disclosure Schedule, no consent of any person is necessary to the consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, leases or other agreements and consents from governmental agencies, whether federal, state or local.

          3.23. Compliance with Law. The operations of the Company and the
                -------------------
Company Subsidiaries have been conducted in accordance with all applicable laws, regulations and other requirements of all national governmental authorities, and of all states, municipalities and other political subdivisions and agencies thereof, having jurisdiction over the Company and the Company Subsidiaries, including, without limitation, all such laws, regulations and requirements relating to antitrust, consumer protection, currency exchange, equal opportunity, health, occupational safety, pension, securities and trading-with-the-enemy matters. Neither the Company nor any Company Subsidiary has received any notification of any asserted present or past failure by the Company or any Company Subsidiary to comply with such laws, rules or regulations.

          3.24. Environmental Protection. Except as set forth in Section 3.24
                ------------------------
of the Disclosure Schedule, the Company and the Company Subsidiaries have obtained all permits, licenses and other authorizations which are required under federal, state and local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes. Except as set forth in Section 3.24 of the Disclosure Schedule, the Company and the Company Subsidiaries are in full compliance with all terms and conditions of the required permits, licenses and authorizations, and are also in full compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. Except as set forth in Section 3.24 of the Disclosure Schedule, the Company is not aware of, nor has the Company nor any Company Subsidiary received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste.

          3.25. Good Title Conveyed, Etc. The Company has complete and
                ------------------------
unrestricted power and the unqualified right to sell, assign, transfer and deliver to Acquiror, and upon consummation of the transactions contemplated by this Agreement, Acquiror will acquire, good, valid and marketable title to, the Assets free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, encumbrances or charges of any kind, except those referred to in Section 3.10(a) and (c) hereof. The Bill of Sale and the deeds, endorsements, assignments and other instruments to be executed and delivered to Acquiror or Acquiror by the Company at the Closing will be valid and binding obligations of the Company, respectively, enforceable in accordance with their terms, and will effectively vest in Acquiror good, valid and marketable title to all the assets of the Company.

          3.26. Brokers and Finders. Neither the Company nor any of its
                -------------------
officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

          3.27. Insider Interests. Except as set forth in Section 3.27 of the
                -----------------
Disclosure Schedule, no officer or director of the Company or any Company Subsidiary has any material interest in any property, real or personal, tangible or intangible, including without limitation, inventions, patents, trademarks or trade names, used in or pertaining to the business of the Company or any Company Subsidiary.

          3.28. Disclosure. No representations or warranties by the Company in
                ----------
this Agreement and no statement contained in any document (including, without limitation, financial statements and the Disclosure Schedule), certificate, or other writing furnished or to be furnished by the Company to Acquiror or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                       ACQUIROR AND ACQUIROR'S SUBSIDIARY
                       ----------------------------------

          Acquiror hereby represents and warrants to the Company as follows:

          4.01. Corporate Organization; Etc. Acquiror is duly organized,
                ---------------------------
validly existing and in good standing under the laws of the State of Delaware. All the issued and outstanding shares of capital stock of Acquiror have been duly authorized by all necessary corporation action and are validly issued, fully paid and nonassessable and are owned by Acquiror.

          4.02. Authorization; Etc. Acquiror has full corporate power and
                ------------------
authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of Acquiror has taken all action required by law, its Certificate of Incorporation and By-Laws or otherwise to authorize the execution and delivery of this Agreement and the transactions contemplated hereby, and this Agreement is a valid and binding agreement of Acquiror enforceable in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          4.03. No Violation. Neither the execution and delivery of this
                ------------
Agreement nor the consummation of the transactions contemplated hereby will violate any provisions of the

Certificate of Incorporation or By-Laws of Acquiror, or violate, or be in conflict with, or constitute a default under, or cause the acceleration of the maturity of any debt or obligation pursuant to, any agreement or commitment to which Acquiror is a party or by which Acquiror is bound, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

          4.04. No Prior Activities. Acquiror does not have assets exceeding an
                -------------------
aggregate value of $5,000, and has not incurred, directly or through any subsidiary, any liabilities or obligations, except those incurred in connection with its incorporation or with the negotiation and consummation of this Agreement and the transactions contemplated hereby. Acquiror has not engaged in any business or activities of any type or kind whatsoever, or entered into any agreements or arrangements with any person or entity, or is subject to or bound by any obligation or undertaking which is not contemplated by this Agreement.

          4.05. Commitments for the Financing. Acquiror has heretofore received
                -----------------------------
ORAL OR written commitments from responsible financial institutions and others to provide all the Financing (all of which are subject to the negotiation, preparation and execution of definitive financing agreements, it being understood that the obligations of such financial institutions and others under such agreements will be subject to the conditions to be set forth therein).

                                    ARTICLE V
                            COVENANTS OF THE COMPANY
                            ------------------------


          The Company hereby covenants and agrees with Acquiror:

          5.01. Full Access. The Company shall, and shall cause each Company
                -----------
Subsidiary to, afford to Acquiror, its counsel, accountants and other representatives full access to the plants, offices, warehouses, properties, books and records of the Company and each Company Subsidiary in order that Acquiror may have full opportunity to make such investigations as it shall desire to make of the affairs of the Company and the Company Subsidiaries; and the Company will cause its officers and accountants to furnish such additional financial and operating data and other information as Acquiror shall from time to time request provided, however, that any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the businesses of the Company and the Company Subsidiaries.

          5.02. Approval of Stockholders. The Company and its officers and
                ------------------------
directors shall either (a) (i)cause a meeting of the Company's stockholders to be duly called and held as soon as practicable for the purpose of voting on this Agreement, (ii) recommend approval and adoption of this Agreement to the Company's stockholders and (iii) use their best efforts to obtain the necessary approval and adoption of this Agreement by the Company's stockholders or (b), ir permitted under the laws of Nicaragua, obtain the written consent of the stockholders required to approve this Agreement.

          5.03. Consents. The Company will obtain, prior to the Closing, all
                --------
consents necessary, in the opinion of Acquiror's counsel, to the consummation of the transactions contemplated hereby, including, without limitation, (i) the consent of each person holding a mortgage or lien on real property or personal property owned or leased by the Company or any Company Subsidiary to the transfer of such property to Acquiror at the Closing in consideration of the assumption by Acquiror of such mortgage or lien; and (ii) the consent of each lessor of real or personal property leased by the Company to the assignment of the lessee's interest under the lease of such property to Acquiror at the Closing in consideration of the assumption by Acquiror of the lessee's liability thereunder. All such consents will be in writing and executed counterparts thereof will be delivered to Acquiror at or prior to the Closing.

          5.04. Supplements to Disclosure Schedule. From time to time prior to
                ----------------------------------
the Closing, the Company will promptly supplement or amend the Disclosure Schedule with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedule. No supplement or amendment of the Disclosure Schedule made pursuant to this section shall be deemed to cure any breach of any representation of or warranty made in this Agreement unless Acquiror specifically agrees thereto in writing.

          5.05. Additional Financial Statements. The Company shall furnish
                -------------------------------
Acquiror with financial statements similar to those referred to in Section
3.06(ii) as of ________________, and for the [   ] month periods ended on such
date, all certified by the chief financial officers of Seller, as soon as they become available.

          5.06. Other Transactions. Neither the Company nor its Board of
                ------------------
Directors shall enter into any discussions concerning, or approve or recommend to the holders of any shares of its capital stock, any merger, consolidation, disposition of all or substantially all of its business, properties or assets (other than pursuant to this Agreement), any tender offer, acquisition or other business combination, or proposal therefor, or furnish or cause to be furnished any information concerning the business, properties or assets of the Company to any party in connection with any tender offer or other transaction involving the acquisition of the Company or all or any substantial part of its assets by any person other than Acquiror or Acquiror.

          5.07.  Covenant  to  Satisfy  Conditions.  Each of the Company and the
                 ---------------------------------
Company Subsidiaries will use its best efforts to insure that the conditions set forth in Article VIII hereof are satisfied, insofar as such matters are within the control of any of them.

          5.08.  Certificates.  At the Closing the Company will furnish Acquiror
                 ------------
with such certificates of its officers and others to evidence compliance with the covenants set forth in this Article V as may be reasonably requested by Acquiror.
                                   ARTICLE VI
                            COVENANTS OF THE ACQUIROR
                            -------------------------

          6.01.  Financing.  It  is  understood  and  agreed  that  all  of  the
                 ---------
Financing is necessary to fund the transaction contemplated by this Agreement. Acquiror will use its best efforts to arrange such financing as soon as practicable.

          6.02.  Registration  of  Securities.  Acquiror  and  the  Company will
                 ----------------------------
prepare and Acquiror will file with the Securities and Exchange Commission a registration statement on Form SB-2 under the Securities Act to register the Shares; and Acquiror and the Company will use their best efforts to receive and respond to the comments of the Securities and Exchange Commission and to cause such registration statement to become effective, all at the earliest possible time.

          6.03.  Blue Sky Filings.  Acquiror will take all such action as may be
                 ----------------
necessary under the securities or blue sky laws of the States or other political subdivisions of the United States in connection with the transactions contemplated hereby.

          6.04.  Listing  Application.  Acquiror  will  use  its best efforts to
                 --------------------
obtain, as soon as practicable after the Closing, approval for quotation of the Common Stock on the Over-the-Bulletin Board of the NASD.

          6.05.  Affiliates.  The  Company  has  furnished  Acquiror  with  the
                 ----------
Registration Schedule stating thereon the amount of Company Stock owned by each Company Affiliate.

          6.06.  Registration  Rights.  (a)  As  soon  as  reasonably  possible
                 --------------------
following the Closing Date, the Company shall prepare and file a Registration Statement with the SEC on Form SB-2 (or such other form as may be appropriate for the registration of the Shares) and use its best efforts to cause such Registration Statement to become effective in order that holders of the Shares may sell their Common Stock in accordance with the proposed plan of distribution, all as more fully described in the Registration Rights Agreement.

          6.07.  Expenses.  Acquiror  will  bear  all the expenses in connection
                 --------
with any Registration Statement under Section 6.06 hereof, other than transfer taxes payable on the sale of such shares, the fees and expenses of counsel to any holders of Shares and fees and commissions of brokers, dealers and underwriters.

                                  ARTICLE VII
                    CONDITIONS TO THE COMPANY'S OBLIGATIONS
                    ---------------------------------------

          Each and every obligation of the Company under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by the Company:

          7.01.  Representations  and  Warranties True.  The representations and
                 -------------------------------------
warranties of Acquiror contained herein shall be in all material respects true and accurate as of the date when made and at and as of the Closing as though such representations and warranties were made at and as of such date, except for changes expressly permitted or contemplated by the terms of this Agreement.

          7.02.  Performance.  Acquiror  shall  have performed and complied with
                 -----------
all agreements, obligations and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing.

          7.03.  Approval  of  Company's  Stockholders.  The  approval  of  the
                 -------------------------------------
stockholders of the Company referred to in Section 5.02(c) hereof shall have been obtained.

          7.04.  No  Governmental  Proceeding  or  Litigation.  No suit, action,
                 --------------------------------------------
investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

          7.05.  Financing.  At  or  prior  to  the  Closing Acquiror shall have
                 ---------
deposited with the Exchange Agent cash or letters of credit necessary to make the payments required by Section 1.02.

          7.06.  Certificates.  Acquiror  and  Acquiror's  Subsidiary shall have
                 ------------
furnished the Company with such certificates of their officers and others to evidence compliance with the conditions set forth in this Article VII as may be reasonably requested by the Company.

                                  ARTICLE VIII
                      CONDITIONS TO OBLIGATIONS OF ACQUIROR
                      -------------------------------------

          Each and every obligation of Acquiror under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by Acquiror:

          8.01.  Representations  and  Warranties True.  The representations and
                 -------------------------------------
warranties contained in Article III hereof, the Disclosure Schedule and in all certificates and other documents delivered and to be delivered by the Company and each Company Subsidiary to Acquiror or Acquiror's Subsidiary or their representatives pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true, complete and accurate as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date, except for changes expressly permitted or contemplated by the terms of this Agreement.

          8.02. Performance.  The Company and each Company Subsidiary shall have
                -----------
performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing.

          8.03.  Investigations;  Etc.  Neither any investigation of the Company
                 ---------------------
and the Company Subsidiaries by Acquiror, nor the Disclosure Schedule or any supplement thereto nor any other document delivered to Acquiror as contemplated by this Agreement, shall have revealed any facts or circumstances which, in the sole and exclusive judgment of Acquiror, reflect in a material adverse way on the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company or any Company Subsidiary.

          8.04.  Approval of Company's  Stockholders;  Etc.  The approval of the
                 -----------------------------------------
stockholders of the Company referred to in Section 5.02(c) hereof and all consents from third parties and government agencies required to consummate the transactions contemplated hereby shall have been obtained.

          8.05.  No  Government  Proceeding  or  Litigation.  No  suit,  action,
                 ------------------------------------------
investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

          8.06.  No Injunction.  On the Closing Date there shall be no effective
                 -------------
injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transaction contemplated hereby which the Acquiror deems unacceptable in its sole discretion.

          8.07.  Material  Change.  From  the  date  of the Balance Sheet to the
                 ----------------
Closing Date, neither the Company nor any Company Subsidiary shall have suffered any adverse change (whether or not such change is referred to or described in any supplement to the Disclosure

Schedule or Definitive Proxy Statement) in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations.

          8.08.  COMFORT  LETTER.  The Company shall have caused to be delivered
                 ---------------
to Acquiror a letter dated not more than two days before the Registration Statement becomes effective and a letter dated not more than two days prior to the Closing Date from [name of accountants], the Company's independent certified public accountants, each letter to the effect that:

                    (i) they are independent public accountants with respect to the Company within the meaning of the Securities Act and the rules and regulations promulgated thereunder and the answer in the Registration Statement to Item 3 of Form S-14 is correct insofar as it relates to them;
                    (ii) in their opinion the financial statements examined by them and included in the Registration Statement and Definitive Proxy Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder with respect to registration statements on Form S-14 and proxy statements;
                    (iii) on the basis of limited procedures, not constituting an audit, including a reading of the unaudited consolidated financial statements of the Company included in the Registration Statement and Definitive Proxy Statement in accordance with the standards for such review promulgated by the American Institute of Certified Public Accountants, inspection of the minute books of meetings of shareholders and the Board of Directors of the Company and its consolidated subsidiaries held since [date], and inquiries of officials of the Company responsible for financial and accounting matters, nothing came to their attention that caused them to believe that;
                         (A) any unaudited financial statements of the Company and its consolidated subsidiaries for any period subsequent to [date] and for any comparable period of the preceding year included in the Registration Statement and Definitive Proxy Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder with respect to registration statements on Form S-14 and proxy statements, or such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company and its consolidated subsidiaries included in the Registration Statement;
                         (B) as of the date of the latest available interim unaudited consolidated financial statements and as of a specified date not more than five days prior to the date of any such letter, there have been any changes in the capital stock of the Company and its consolidated subsidiaries or any increases in the long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets, net assets or shareholders' equity of the Company and its consolidated subsidiaries, in each case as compared with the amounts shown in the balance sheet of the Company and its consolidated subsidiaries as of [date] included in the Registration Statement, except in each case for changes, increases or decreases which the Registration Statement and Definitive Proxy Statement discloses have occurred or may occur and which are described in such letter; and
                         (C) for the period from [date] to such respectively specified dates there were any decreases in net revenues or in the total or per share amounts of income before extraordinary items or of net income of the Company and its consolidated subsidiaries, in each case as compared with the comparable period of the preceding year, except in each case for decreases which the Registration Statement discloses have occurred or may occur and which are described in such letter.
                    (iv) in addition to the examination referred to in their reports included in the Registration Statement and Definitive Proxy Statement and the limited procedures, inspection of minute books and inquiries and other procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages, numbers of shares and financial information which are derived from the general accounting records of the Company and its consolidated subsidiaries, which appear in the Registration Statement and Definitive Proxy Statement and which are specified by Acquiror, and have compared certain of such amounts, percentages, numbers and financial information with the accounting records of the Company and have found them to be in agreement; and
                    (v) on the basis of a review of this Agreement and the transactions contemplated hereby, in their opinion, Accounting Principles Board Opinion No. 16 requires that such combination be accounted for as a purchase of the net assets of the Company by Acquiror.

          8.09.  Opinion  of  the  Company's  Counsel.  The  Company  shall have
                 ------------------------------------
delivered to Acquiror an opinion of [_______________], counsel to the Company, dated as of the Closing Date, in form and substance satisfactory to Acquiror, to the effect that:

               (a) The Company and each Company Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

               (b) Each of the Company and the Company Subsidiaries is duly qualified as a foreign corporation and in good standing in each jurisdiction [in which the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary];

               (c) Each of the Company and the Company Subsidiaries has the corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns, and the Company has the full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

               (d) The authorized capital stock of the Company consists of 100 shares of Common Stock, ,total capital 50,000 Cordoba's all of which are issued and outstanding.

               (e) Based upon an examination of the records of the Company, [to the best of the knowledge of such counsel] [except as disclosed in this Agreement or pursuant hereto,] there are no outstanding options, warrants or other rights to purchase or acquire any capital stock of the Company;

               (f) [Except as disclosed in this Agreement or pursuant hereto,] all the outstanding shares of capital stock of each Company Subsidiary are validly authorized and issued, fully paid and nonassessable, and based upon an examination of the records of the Company and each Company Subsidiary, [to the best of the knowledge of such counsel,] all of such shares are owned by the Company or another Company Subsidiary free and clear of all liens, claims, charges or encumbrances, of any kind, and there are no outstanding options or agreements to issue or sell any capital stock of any Company Subsidiary;

               (g) All corporate action by the Company required in order to authorize the transactions contemplated hereby has been duly and validly taken; and this Agreement has been duly executed and delivered by the Company and is the valid and binding obligation of the Company enforceable in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) enforceability of Section 6.14 of this Agreement may be subject to limitations of policy under Federal and State securities laws;

               (h) The Company has complete and unrestricted power to sell, convey, assign, transfer and deliver to Acquiror all of the properties and assets to be sold, conveyed, assigned, transferred and delivered pursuant hereto; and the instruments of sale, conveyance, assignment and transfer executed and delivered to Acquiror or Acquiror's Subsidiary hereunder are duly executed, are valid and binding obligations of the Company, and effectively vest in Acquiror's Subsidiary [all of the Company's] [good] title to such properties and assets as contemplated by this Agreement;

               (i) Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby will violate the Organizational Documents of the Company or any Company Subsidiary or, will violate, conflict with, or constitute a default under, or cause the acceleration of maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Company or any Company Subsidiary under, any contract, commitment, agreement, trust, understanding, arrangement or restriction of any kind to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound [other than encumbrances imposed pursuant to the Financing] or violate any statute or law, or any judgment, decree, order, regulation or rule of any court or governmental authority;

               (j) [To the best knowledge of such counsel,] neither the Company nor any Company Subsidiary is engaged in or threatened with any legal action or other proceeding or has incurred or been charged with or is under investigation with respect to any violation of any federal, state or local law or administrative regulation which if adversely determined might[, in such counsel's opinion, materially] adversely affect or impair the business or condition, financial or otherwise, of the Company or any Company Subsidiary, except as specifically disclosed by the Company in this Agreement or pursuant hereto;

               (k) Other than as described herein or in the Disclosure Schedule, no consent of any governmental body nor of any other person, is required for the consummation by the Company of the transactions contemplated hereby, all of which have been duly and validly obtained;

               (l) To the best knowledge of such counsel, the Company and each Company Subsidiary are in compliance with all applicable laws and regulations;

               (m) No facts have come to the attention of such counsel which would lead them to believe that any representation or warranty of the Company contained herein or in the Disclosure Schedule or any supplement thereto is incorrect, false or misleading;

               (n) Nothing has come to the attention of such counsel that would indicate that the Company has any direct or indirect interest in any corporation or business which competes with or is similar to any business conducted by Acquiror, and such counsel does not know of any such interest of the Company;

               (q) As to such other matters incident to the matters herein contemplated as Acquiror and its counsel may reasonably request, including the form of all documents and the validity of all proceedings.

          8.10.  Financing.  At  or  prior  to  the  Closing Acquiror shall have
                 ---------
received pursuant to the Financing the cash or letters of credit necessary to make the payments to the Company required by Section 1.02.

          8.11.  Consents  Obtained.  All consents referred to in Sections 3.04,
                 ------------------
3.05, 3.15, 3.27 and 3.28 shall have been obtained.

          8.12.  Title Insurance.  The Company shall have delivered to Acquiror,
                 ---------------
at the Company's sole expense, good and valid title insurance policies or, in final form, irrevocable title insurance binders, dated as of the close of business of the date of the Closing, insuring Acquiror title as fee owner, in each parcel of real property to be conveyed to Acquiror pursuant hereto. In each instance, the title shall be insured by means of the preferred policy used in the location where such real estate exists insuring, among other things, access rights to such property and specific survey facts, if any. Each such policy or binder, as to the insurer, the insured, the dollar limit and amount of coverage and the exceptions and conditions thereof shall be, in all respects, satisfactory to Acquiror, both as to form and substance.


                                   ARTICLE IX
              CONDUCT OF THE COMPANY'S BUSINESS PENDING THE CLOSING
              -----------------------------------------------------


          Pending the Closing, and except as otherwise expressly consented to or approved by Acquiror in writing:

          9.01. Regular Course of Business.  Each of the Company and the Company
                --------------------------
Subsidiaries will carry on its respective business diligently and substantially in the same manner as heretofore conducted, and neither the Company nor any Company Subsidiary shall institute any new methods of manufacture, purchase, sale, lease, management, accounting or operation or engage in any transaction or activity, enter into any agreement or make any commitment, except in the ordinary course of business and consistent with past practice.

          9.02.  Amendments.  No  change  or  amendment  shall  be  made  in the
                 ----------
Organizational Documents of the Company or any Company Subsidiary.

          9.03.  Subsidiaries.  Neither  the  Company nor any Company Subsidiary
                 ------------
will organize any new subsidiary, acquire any capital stock or other equity securities of any corporation or acquire any equity or ownership interest in any business.

          9.04.  Organization.  Each of the Company and the Company Subsidiaries
                 ------------
shall use its best efforts to preserve its corporate existence and business organization intact, to keep available to Acquiror its officers and key employees, and to preserve for Acquiror its relationships with licensors, suppliers, distributors, customers and others having business relations with it.

          9.05. Certain Changes.  Neither the Company nor any Company Subsidiary
                ---------------
will:

               (a) Permit or allow any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, lien or encumbrance, except for those of a kind permitted under Section
3.12 hereof;
               (b) Write down the value of any inventory or write off as uncollectible any notes or accounts receivable, except for immaterial write-downs and write-offs in the ordinary course of business and consistent with past practice;

               (c) Dispose of or permit to lapse any rights to the use of any patent, trademark, trade name or copyright, or dispose of or disclose to any person any trade secret, formula, process or know-how not theretofore a matter of public knowledge;

               (d) Pay, loan or advance any amount to, or sell transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its officers or directors or any affiliate or Associate of any of its officers or directors, except for directors' fees and compensation to officers at rates not exceeding the rates of compensation paid during the fiscal year ended _________;
               (e) Grant or extend any power of attorney or act, as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any person, corporation, partnership, joint venture, association, organization or other entity; or

               (f) Agree, whether in writing or otherwise, to do any of the foregoing.

          9.06.  Contracts.  No contract or commitment will be entered into, and
                 ---------
no purchase of raw material or supplies and no sale of assets will be made, by or on behalf of the Company or any Company Subsidiary, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course of business and consistent with past practice, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business and consistent with past practice, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business and consistent with past practice not in excess of $10,000 in the aggregate.

          9.07.  Insurance;  Property.  The  Company and each Company Subsidiary
                 --------------------
shall adequately insure all property, real, personal and mixed, owned or leased by the Company or any Company Subsidiary, against all ordinary and insurable risks; and all such property shall be used, operated, maintained and repaired in a careful and reasonably efficient manner.

          9.08.  No  Default.  Neither  the  Company  nor any Company Subsidiary
                 -----------
shall do any act or omit to do any act, or permit any act or omission to act, which will cause a breach of any material contract or commitment of the Company or any Company Subsidiary or which would cause the breach of any warranty made hereunder.

          9.09.  Compliance  With Laws.  The Company and each Company Subsidiary
                 ---------------------
shall duly comply with all laws applicable to it and its properties, operations, business and employees.

          9.10.  Tax  Returns.  Each of the Company and the Company Subsidiaries
                 ------------
shall prepare and file all national, local and foreign tax returns and amendments thereto required to be filed by it. The Company will ensure that Acquiror shall have a reasonable opportunity to review each such return and amendment prior to the filing thereof.

                                    ARTICLE X
                    SURVIVAL OF REPRESENTATIONSAND WARRANTIES
                    -----------------------------------------

          10.01.  Survival  of  Representations  and  Warranties.  All
                  ----------------------------------------------
representations and warranties made by any party in this Agreement or pursuant hereto, shall survive the Closing hereunder and any investigation at any time made by or on behalf of the other party [and for a period of seven years following the Closing.

          10.02. Statements as Representations.  All statements contained herein
                 -----------------------------
or in any certificate, schedule, list, exhibit, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties within the meaning of Sections 8.01 and 10.01 hereof.

          10.03.  Agreement  to  Indemnify.  Subject  to  the  conditions  and
                  ------------------------
provisions herein set forth, the Company hereby agrees to indemnify, defend and hold harmless Acquiror and each parent, subsidiary and Affiliate of Acquiror from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and attorney's fees, asserted against or imposed upon or incurred by Acquiror or any parent, subsidiary or Affiliate of Acquiror resulting from (i) a breach of any representation or warranty of the Company contained in or made pursuant to this Agreement, or (ii) any tax claim asserted against Acquiror or against any subsidiary of Acquiror with respect to any taxes
(a) relating to operations of the Company through July 23,2004 to the extent that reserves for such taxes in an amount at least equal to such tax claim were not provided for in the books of the Company at such date (collectively, "Damages").

          10.04(a). Procedure.  In the event of any claim by Acquiror under this
                    ---------
Article X, Acquiror shall notify the Company in writing of said claim, which notice shall set forth the basis of the claim for Damages (including, without limitation, reference to the specific representation, warranty, covenant or obligation alleged to have been breached) and, if then determinable by Acquiror, a reasonable estimate of the amount thereof (or, if in Acquiror's good faith opinion, no such reasonable estimate can then be made by it, the maximum potential Damages that, in Acquiror's good faith opinion, might be sustained in connection with such claim).

          10.05. Conditions of Indemnification.  The obligations and liabilities
                 -----------------------------
of the Company under Section 10.03 hereof with respect to claims for Damages resulting from the assertion of liability by third parties ("Claims"), shall be subject to the following terms and conditions:

               (a) Acquiror will give the Company prompt notice of any Claim asserted against or imposed upon or incurred by Acquiror or any parent, subsidiary or Affiliate of Acquiror, and the Company will undertake the defense thereof by representatives of its own choosing.

               (b) In the event that the Company, within a reasonable time after notice of any such Claim, fails to defend, Acquiror or such parent, subsidiary or Affiliate of Acquiror will (upon further notice to the Company) have the right to undertake the defense, compromise or settlement of such Claim for the account of the Company, subject to the right of the Company to assume the defense of such Claim at any time prior to settlement, compromise or final determination thereof.

               (c) Anything in this Section 10.05 to the contrary notwithstanding, (i) if there is a reasonable probability that a Claim may materially and adversely affect Acquiror or any parent, subsidiary or Affiliate of Acquiror [other than as a result of money damages or other money payments], Acquiror shall have the right [at its own cost and expense,] to defend, compromise or settle such Claim, and (ii) Seller shall not, without Acquiror's written consent, settle or compromise any Claim or consent to entry of any judgment which does not include as an unconditional term thereof the release by the claimant or the plaintiff of Acquiror and/or Acquiror's parent, subsidiary or subsidiaries, or Affiliate or Affiliates, as the case may be, from all liability in respect of such Claim.

          10.06.  Remedies  Cumulative.  The  remedies  provided herein shall be
                  --------------------
cumulative and shall not preclude Acquiror from asserting any other rights or seeking any other remedies against the Company or its successors or assigns, [except that no director or officer of the Company shall have any personal liability to Acquiror as a result of any breach of any representation or warranty contained herein.

                                   ARTICLE XI
                          TERMINATION AND ABANDONMENT
                          ---------------------------

          11.01.  Methods  of Termination.  The transactions contemplated herein
                  -----------------------
may be terminated and/or abandoned at any time before or after approval thereof by the stockholders of the Company, but not later than the Closing:

               (a) By mutual consent of the respective Boards of Directors of Acquiror and the Company; or

               (b) By the Board of Directors of Acquiror on or after (date), or such later date as may be established pursuant to Section 1.03 hereof, if any of the conditions provided for in Article VIII of this Agreement shall not have been met or waived in writing by Acquiror prior to such date; or

               (c) By the Board of Directors of the Company on or after [date], or such later date as may be established pursuant to Section 1.03 hereof, if any of the conditions provided for in Article VII of this Agreement shall not have been met or waived in writing by the Company prior to such date.

          11.02.  Procedure  Upon  Termination.  In the event of termination and
                  ----------------------------
abandonment by the Board of Directors of Acquiror or by the Board of Directors of the Company, or both, pursuant to Section 11.01 hereof, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated and/or abandoned, without further action by Acquiror or the Company. If the transactions contemplated by this Agreement are terminated and/or abandoned as provided herein:

               (a) Each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

               (b) All confidential information received by any party hereto with respect to the business of any other party or its subsidiaries shall be treated in accordance with Section 2.05 hereof; and

               (c) No party hereto shall have any liability or further obligation to any other party to this Agreement except as stated in subparagraphs (a) and (b) of this Section 11.02, [provided, however, that (i) if
                                                  --------  -------
such termination and/or abandonment is a result of the failure of any condition set forth in Article VIII hereof, other than the condition set forth in Section 8.10, then Acquiror shall be entitled to recover from the Company all out-of-pocket costs which Acquiror has incurred (including reasonable attorney's fees and expenses); and (ii) if such termination and/or abandonment is a result of the failure of any condition set forth in Article VII, other than the conditions set forth in Sections 7.03, 7.04, 7.05 and 7.06 then the Company shall be entitled to recover from Acquiror all out-of-pocket costs which the Company has incurred (including reasonable attorney's fees and expenses).]

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

          12.01.  Amendment  and  Modification.  Subject to applicable law, this
                  ----------------------------
Agreement may be amended, modified and supplemented by written agreement of the respective Boards of Directors of the Company and Acquiror or by their respective officers authorized by such Boards of Directors at any time prior to the Closing with respect to any of the terms contained herein, [provided, however, that no such amendment or modification shall be entered into on or after the date of the shareholders' meeting referred to in Section 5.02(a) hereof which reduces or changes the form of the consideration to be delivered to the Company pursuant to Section 1.02 of this Agreement.]

          12.02.  Waiver  of Compliance.  Any failure of the Company, on the one
                  ---------------------
hand, or Acquiror, on the other, to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Chairman of the Board. President or a Vice President of Acquiror or the Company, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          12.03. Expenses; Transfer Taxes, Etc.  Except as otherwise provided in
                 -----------------------------
Section 2.02 hereof, whether or not the transaction contemplated by this Agreement shall be consummated, the Company agrees that all fees and expenses incurred by it in connection with this Agreement shall be borne by it and Acquiror agrees that all fees and expenses incurred by it in connection with this Agreement shall be borne by it, including, without limitation as to the Company or Acquiror, all fees of counsel, actuaries and accountants.

          12.04.  Notices.  All  notices,  requests,  demands  and  other
                  -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail with postage prepaid:

                    (a)  If to the Company, to:




                    (with a copy to:)

or to such other person or address as the Company shall furnish to Acquiror in writing.


                    (b)  If  to  Acquiror,  to:
                    United  Corporate  Services,  Inc.
                    Ten  Bank  Street  Suite  560
                    White  Plains,  New  York  10606




                    (with  a  copy  to:)
                    Ruffa  &  Ruffa,  P.C.
                    150  East  58th  Street
                    New  York,  New  York  10155
                    Attn:  William  P.  Ruffa




or to such other person or address as Acquiror shall furnish to the Company in writing.

          12.05.  Assignment.  This  Agreement  and all of the provisions hereof
                  ----------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law and except that Acquiror may assign its rights, but not its obligations, under this Agreement to any subsidiary of Acquiror. If such assignment shall be made by Acquiror, such subsidiary shall be entitled to all of the rights and shall assume all of the obligations of Acquiror hereunder, provided that Acquiror shall guarantee the
                                   -------------
performance of such subsidiary's obligations under this Agreement and shall deliver evidence thereof reasonably satisfactory to the Company.

          12.06.  Publicity.  Neither  the  Company  nor  Acquiror shall make or
                  ---------
issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency or any stock exchange, except that the party required to make such announcement shall, whenever practicable, consult with the other party concerning the timing and content of such announcement before such announcement is made.

     12.07. Governing Law.  All questions concerning the construction, validity,
            -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

          12.08. Counterparts.  This Agreement may be executed simultaneously in
                 ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          12.09. Construction.  The headings herein are for convenience only, do
                 ------------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

          12.10.  Execution.   This  Agreement  may  be  executed in two or more
                  ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

          12.11. Severability.  If any provision of this Agreement is held to be
                 ------------
invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          12.12.  Entire  Agreement.  This  Agreement,  including  the  Exhibits
                  -----------------
hereto, the Disclosure Schedule and the other documents and certificates delivered pursuant to the terms hereof, set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

          12.13. Third Parties.  Except as specifically set forth or referred to
                 -------------
herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be affixed hereto, all as of the day and year first above written.

                                    VALCOR  S.A.  NICARAGUA

[Seal]                              By:  ___________________________
                                     Title:

Attest:
_________________________
Title:

                                    VALCOR  RESOURCES,  INC.

[Seal]                              By:  ___________________________
                                     Title:

Attest:
_________________________
Title

                                                                       Exhibit A

                     INDENTURE, BILL OF SALE AND ASSIGNMENT
                      OF ASSETS, PROPERTIES AND BUSINESS OF
                              NAME OF THE COMPANY
                        -------------------------------


          THIS INDENTURE, BILL OF SALE AND ASSIGNMENT, made, executed and delivered as of the date day of month. year, by Valcor S.A. Nicaragua, a corporation organized under the laws of the Republic of Nicaragua (herein called "Grantor") to Valcor Resources, Inc, a Delaware corporation (herein called "Grantee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Grantor and the Grantee are parties to an Agreement, dated July 23, 2004 (the "Agreement") providing for, among other things, the transfer and sale to the Grantee of substantially all of the properties, assets, rights, goodwill and business of the Grantor, all as more fully described in the Agreement, for consideration in the amount and on the terms and conditions provided in the Agreement; and

          WHEREAS, all of the terms and conditions precedent provided in the Agreement have been met and performed by the respective parties thereto, and the parties now desire to carry out the intent and purpose of the Agreement by the Grantor's execution and delivery to the Grantee of this instrument evidencing the vesting in the Grantee of all of the properties, assets, rights, goodwill and business of Grantor hereinafter described, in addition to such other instruments as Grantee shall have otherwise received or may hereafter request.

          NOW, THEREFORE, in consideration of the premises and of other valuable consideration to Grantor in hand paid by Grantee, at or before the execution and delivery hereof, the receipt and sufficiency of which by Grantor is hereby acknowledged, Grantor has conveyed, granted, bargained, sold, transferred, set over, assigned, aliened, remised, released, delivered and confirmed; and by this Indenture and Bill of Sale does convey, grant, bargain, sell, transfer, set over, assign, alien, remise, release, deliver and confirm unto Grantee, its successors and assigns forever, all the businesses, franchises, rights, privileges, properties, and assets of Grantor of every nature and description, tangibles and intangible, real or personal, wherever located, including Grantor's goodwill and the right to use the name of Grantor and all trademarks and trade names. The assets so conveyed, granted, bargained, sold, transferred, set over, assigned, aliened, remised, released, delivered and confirmed hereby, are, without limiting the generality of the foregoing, more particularly described as follows:

               (a) all the real property and real estate comprising the Facilities, as such term is defined in the Operating Agreement, and all the right, title and interest, estate and appurtenances of Grantor, of every kind and description whatsoever in, or in any way relating to, real property or real estate comprising the Facilities, including but not limited to, leaseholds and chattels real, easements, rights of way, sidetrack agreements and servitudes of every kind, nature and description, including all contracts, agreements, mortgages, documents and muniments of title relating to or in any way connected with such assets and properties:

               (b) all buildings, structures, fixtures, appurtenances and improvements of Grantor now erected upon, attached to, or located on or in any of the premises conveyed to Grantor hereby or pursuant to the Agreement, or intended to be conveyed to Grantor hereby or pursuant to the Agreement, including all equipment, machinery, tools, fixtures, implements and appliances belonging or appertaining thereto, whether or not the same be affixed to the freehold; and

               (c) all raw materials and materials in process of manufacture, manufactured products, goods, wares merchandise, inventories of every character, stationery and office supplies, furniture and fixtures, machinery, shafting, belting, pulleys, piping, tools, dies, jigs, molds, patterns and equipment and appliances of every kind and nature owned by Grantor, whether in the possession of Grantor, or in transit, or in the possession of any other person, firm or corporation;

               (d) all trucks, automobiles, and other vehicles of every kind and description;

               (e) all rights and interests of Grantor in, to and under all contracts, commitments, agreements, options and other arrangements of every kind and description including, without limitation, all supply contracts, purchase contracts, service contracts, employment contracts and retirement plans;

               (f) if and to the extent that the same have not been transferred effectively by separate instruments of assignment, all rights and interests of Grantor in, to and under all domestic or foreign patents, patent applications, trademarks, trademark registrations and applications therefor, all domestic or foreign trade names, labels and other trade rights;

               (g) all debts, accounts, bills and notes receivable, commercial paper and acceptances, and other evidences of indebtedness; all bills of lading, trust receipts, warehouse receipts and other documents of title of whatever kind and description; all rights and claims under policies of insurance and fidelity or other bonds; all shares of stock and other securities of all kinds (including the contents of all safe deposit boxes and the securities and other items held in custody accounts but excluding the shares of Grantor held by it in its treasury, if any); all other claims, demands, judgments, rights, equities, chattel mortgages, security agreements and choses in action, and the proceeds thereof; and all permits and memberships in clubs and cooperatives;

               (h) all books, records and other data, including Grantor's minute books and stock books and corporate records, relating to Grantor's assets, business and operations;

               (i) all Grantor's goodwill and trade connections and Grantor's rights to use the name insert trade name and any part or variant thereof;

               (j) the prepaid expenses described in Schedule 1 hereto;

               (k) all intangible assets of Grantor presently used in its business, including customer lists, trade secrets and similar information generally described as "know-how" with respect to the patents and patent applications aforesaid;

               (l) all research, engineering, marketing and other data relating to any assets, businesses or operations of Grantor and each subsidiary of Grantor;

               (m) all the goodwill existing between Grantor and each of its customers, suppliers, agents and others having business relations with the Grantor;

               (n) all rights, claims, and causes of action of Grantor arising after the date hereof against any officer, former officer, employee, former employee or other person arising out of the disclosure or use, or threatened disclosure or threatened use, of any proprietary information relating to the assets being sold to Grantor or its business, including, without limitation, any invention, process, method, formula treatment, discovery or improvement or application thereof, or other know-how, or compilation of information, list of customers or suppliers, document or record with respect thereto or contained therein; and

               (o) all other property in which Grantor has any interest whatsoever, real, personal or mixed, whether tangible or intangible, of every kind and description and wherever situated, including without limitation, contingent and unknown interests, claims, rights and properties, whether or not specifically mentioned or described herein and whatever may be the nature or location of said assets, properties or business.

          TO HAVE AND TO HOLD all of the foregoing assets, business and goodwill unto Grantee, its successors and assigns to its and their own use and behoove forever (such businesses, franchises, rights, privileges, properties, assets and goodwill being hereinafter collectively called the "Assets").

          Section  1.  Grantor  hereby  constitutes  and  appoints  Grantee, its
          ----------
successors and assigns, Grantor's true and lawful attorney and attorneys, with full power of substitution, in Grantor's name and stead, but on behalf and for the benefit of Grantee, its successors and assigns, to demand and receive any and all of the Assets, and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in Grantor's name, or otherwise, for the benefit of Grantee, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Grantee, its successors or assigns, may deem proper for the collection or reduction to possession of any of the Assets or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred and assigned, or intended so to be, and to do all acts and things in relating to the Assets which Grantee, its successors or assigns shall deem desirable, Grantor hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by Grantor or by its dissolution or in any manner or for any reason whatsoever.

          Section  2.  Grantor  further  authorizes  Grantee, its successors and
          ----------
assigns, to receive and open all mail, telegrams and other communications, and all express or other packages, addressed to Grantor or to any of its officers and to retain the same insofar as they relate to the Assets, but any such mail, telegrams, communications or express or other packages not relating to the Assets shall be forwarded with reasonable dispatch to ____________________ President of Grantor. The foregoing shall constitute full authorization to the postal authorities, all telegraph and express companies, and all other persons to make delivery of such items to Grantee.

          Section 3.  Grantor hereby covenants that, from time to time after the
          ---------
delivery of this instrument, at Grantee's request and without further consideration, Grantor will do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged and delivered, all and every such further acts, deeds, conveyances, transfers, assignments, powers of attorney and assurances as reasonably may be required more effectively to convey, transfer to and vest in Grantee, and to put Grantee in possession of, any of the Assets and, in the case of contracts and rights, if any, which cannot be effectively transferred to Grantee without the consent of third parties, to endeavor to obtain such consents promptly and if any be unobtainable, to use its best efforts to assure to Grantee the benefits thereof.

          Section  4.  Notwithstanding  any  of the provisions of the foregoing,
          ----------
this instrument shall not constitute an assignment to Grantee of any claim (including but not limited to claims for refunds of taxes), contract, license, lease, commitment, sales order or purchase order if an attempted assignment of the same without the consent of the other party thereto would constitute a breach thereof or in any way impair the rights of Grantor thereunder.

          Section  5.  Nothing  in  this  instrument,  express  or  implied,  is
          ----------
intended or shall be construed to confer upon, or give to, any person, firm or corporation other than Grantee and its successors and assigns, any remedy or claim under or by reason of this instrument or any terms, covenants or condition hereof, and all the terms, covenants and conditions, promises and agreements in this instrument contained shall be for the sole and exclusive benefit of Grantee and its successors and assigns.

          Section 6.  This instrument is executed by, and shall be binding upon,
          ---------
Grantor and Grantee, their successors and assigns, for the uses and purposes above set forth and referred to, effective immediately upon its delivery to Grantee.

          IN WITNESS WHEREOF, Grantor has caused this Bill of Sale to be signed by its President and its Secretary and its corporate seal to be affixed hereto on date.


                                   Name  of  Grantor

                                   By
                                             President

ATTEST:

____________________________
Secretary
(CORPORATE  SEAL)

STATE  OF
                    )  SS.
COUNTY  OF


          BE IT REMEMBERED that on this ____ day of __________, 19__, before me, the subscriber, a Notary Public of _______, personally appeared __________________________, to me known who being by me duly sworn according to law, on his oath does depose and make proof to my satisfaction that he is the Secretary of ________________ and well knows the corporate seal of ________________, of Grantor, the corporation named in and which executed the foregoing Instrument; that the seal affixed to said Instrument is the corporate seal of said corporation, that it was so affixed by virtue of authority from the Board of Directors of said corporation; that _______________________ is President of said corporation; that he saw the said ________________________ as such President affix said seal thereto, sign and deliver said Instrument, and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of said corporation, by virtue of such authority, and this deponent signed his name thereto, at the same time, as a subscribing witness.


                                                    ______________________
                                                           Name


Subscribed and sworn to
before me the day and year
aforesaid as witness my
hand and official seal.


_____________________________
       Notary Public